    As filed with the Securities and Exchange Commission on November 27, 2002
                                            Registration Nos. 33-48066, 811-6677
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [_]
                       Post-Effective Amendment No. 20                     [X]
                                       and
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                      [_]
                              Amendment No. 21                             [X]
                        (Check appropriate box or boxes)

                             ----------------------

                          PRUDENTIAL INDEX SERIES FUND
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)

                             ----------------------

       Registrant's Telephone Number, including Area Code: (973) 367-7525

                         Marguerite E.H. Morrison, Esq.
                              Gateway Center Three
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077

                             ----------------------

                  Approximate date of proposed public offering:
                   As soon as practicable after the effective
                       date of the Registration Statement.

              It is proposed that this filing will become effective
                            (check appropriate box):


             [_] immediately upon filing pursuant to paragraph (b)
             [X] on November 27, 2002 pursuant to paragraph (b)
             [_] 60 days after filing pursuant to paragraph (a)(1)
             [ ] on (date) pursuant to paragraph (a)(1)

             [_] 75 days after filing pursuant to paragraph (a)(2)
             [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

                    If appropriate, check the following box:

             [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  Title of Securities Being Registered . . . Shares of beneficial interest, par value $.001 per share.
================================================================================

 PROSPECTUS

 NOVEMBER 27, 2002




    PRUDENTIAL
    STOCK INDEX FUND



 FUND TYPE
 Large capitalization stock

 OBJECTIVE
 Provide investment results that correspond to the price and yield performance of the S&P 500 Index




 Important Change


 See "How to Exchange Your Shares"


 section for details.


 As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


 Prudential Financial is a service mark of The
 Prudential Insurance Company of America, Newark,
 NJ, and its affiliates.                            [LOGO] Prudential Financial

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Table of Contents
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1   Risk/Return Summary
1   Investment Objective and Principal Strategies
1   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   How the Fund Invests
7   Investment Objective and Policies
9   Other Investments and Strategies
11  Investment Risks

13  How the Fund is Managed
13  Board of Trustees
13  Manager
14  Investment Adviser
14  Portfolio Managers
14  Distributor

15  Fund Distributions and Tax Issues
15  Distributions
16  Tax Issues
17  If You Sell or Exchange Your Shares

19  How to Buy, Sell and Exchange Shares of the Fund
19  How to Buy Shares
28  How to Sell Your Shares
32  How to Exchange Your Shares
34  Telephone Redemptions or Exchanges
34  Expedited Redemption Privilege

35  Financial Highlights
35  Class A Shares
36  Class B Shares
37  Class C Shares
38  Class Z Shares
39  Class I Shares

40  The Prudential Mutual Fund Family

    For More Information (Back Cover)



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  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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This section highlights key information about PRUDENTIAL STOCK INDEX FUND, which we refer to as the Fund. The Fund is currently the only series of Prudential Index Series Fund (the Company). Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE STANDARD & POOR'S 500

COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX). The Fund intends under normal circumstances to invest over 80% of its investable assets in securities


-------------------------             included in the S&P 500 Index in the
DID YOU KNOW. . .                     same proportions as those of the Index.
THE FUND EMPLOYS A "PASSIVELY         The term "investable assets" in this
MANAGED "--OR                         prospectus refers to the Fund's net
INDEX--INVESTMENT APPROACH. WE        assets plus any borrowings for
HOLD THE SAME MIX OF STOCKS AS IS     investment purposes. The Fund's
HELD IN THE S&P 500 INDEX. THE        investable assets will be less than its
S&P 500 INDEX IS AN UNMANAGED,        total assets to the extent that it has
MARKET-WEIGHTED INDEX OF 500          borrowed money for non-investment
STOCKS SELECTED BY STANDARD &         purposes, such as to meet anticipated
POOR'S CORPORATION (S&P) ON THE       redemptions. The Fund tries to achieve
BASIS OF THEIR MARKET SIZE, LIQUIDITY a correlation between its performance
AND INDUSTRY GROUP                    and the performance of the S&P 500
REPRESENTATION. THE S&P 500           Index of at least 0.95, with or without
INDEX IS COMPOSED OF STOCKS           taking expenses into account. We sell a
REPRESENTING MORE THAN 80% OF         security within a reasonable time after it
THE TOTAL MARKET VALUE OF ALL         has been removed from the Index. The
PUBLICLY TRADED U.S. COMMON           Fund may use derivatives.
STOCKS AND IS WIDELY REGARDED AS         While we make every effort to
REPRESENTATIVE OF THE PERFORMANCE     achieve our objective, we can't
OF THE U.S. STOCK MARKET AS A         guarantee success.
WHOLE.
-------------------------


PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The Fund's performance will not precisely correspond to the performance of the S&P 500 Index. Potential tracking differences, brokerage and other costs and other Fund expenses may cause the Fund's return to be lower than that of the S&P 500 Index.


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Risk/Return Summary
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   Since the Fund invests primarily in common stock, there is the risk that the price of a particular stock we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of large and medium-sized companies are more stable than the stock prices of small companies.
   Some of our investment strategies may present above-average risks. The Fund may use risk management techniques to try to preserve assets. We may use hedging techniques to try to enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.
   Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests -- Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


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2   PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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Risk/Return Summary
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EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with the S&P 500 Index. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

                                    [CHART]

Annual Returns (Class Z shares)

 1993   1994   1995   1996   1997   1998   1999   2000      2001
------ ------ ------ ------ ------ ------ ------ -------   -------
 9.21%  1.06% 36.72% 22.34% 32.28% 28.33% 20.50% -8.86%   -12.17%

BEST QUARTER: 21.33% (4th quarter of 1998)
WORST QUARTER: -14.78% (3rd quarter of 2001)

The total return of the Class Z shares from 1-1-02 to 9-30-02 was -28.30%.



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Risk/Return Summary
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 AVERAGE ANNUAL TOTAL RETURNS/1/ (AS OF 12-31-01)



Return Before Taxes                        1 YR  5 YRS SINCE INCEPTION
Class A shares                          -15.24%    N/A -10.23% (since 11-18-99)
Class B shares                          -17.38%    N/A -10.80% (since 11-18-99)
Class C shares                          -14.73%    N/A -9.92% (since 11-18-99)
Class I shares                          -12.08%    N/A 5.68% (since 8-1-97)
CLASS Z SHARES
Return Before Taxes                     -12.17% 10.36% 13.38% (since 11-5-92)
Return After Taxes on Distributions/2/  -12.53%  9.76% 12.48% (since 11-5-92)
Return After Taxes on Distributions and
 Sales of Fund Shares/2/                 -7.41%  8.33% 11.02% (since 11-5-92)
Index (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
S&P 500 Index/3/                        -11.88% 10.70% N/A/3/

1The Fund's returns are after deduction of sales charges and expenses. Without the management fee waiver or expense reimbursement, the returns would have been lower.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3The S&P 500 Index -- an unmanaged index of 500 stocks of large U.S.
 companies -- gives a broad look at how stock prices have performed. These returns do not include the effect of any operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of operating expenses and taxes. S&P 500 Index returns since the inception of each class are -7.60% for Class A, B and C shares, 5.69% for Class I and 13.84% for Class Z shares. Source: Lipper Inc.



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4   PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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Risk/Return Summary
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FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund -- Class A, B, C, Z and I. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z and Class I shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)


                                               CLASS A CLASS B    CLASS C    CLASS Z CLASS I
Maximum sales charge (load) imposed on
 purchases (as a percentage of offering price)   3.25%    None         1%       None    None
Maximum deferred sales charge (load) (as a
 percentage of the lower of original purchase
 price or sale proceeds)                         1%/2/      5%/3/      1%/4/    None    None
Maximum sales charge (load) imposed on
 reinvested dividends and other distributions     None    None       None       None    None
Redemption fees                                   None    None       None       None    None
Exchange fee                                      None    None       None       None    None




 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                         CLASS A CLASS B CLASS C CLASS Z CLASS I
Management fees                             .30%    .30%    .30%    .30%    .30%
+ Distribution and service (12b-1) fees     .30%   1.00%   1.00%    None    None
+ Transfer agent fees                       .10%    .24%    .15%    .14%      --/6/
+ Other expenses                            .03%    .03%    .03%    .03%    .03%
= TOTAL ANNUAL FUND OPERATING EXPENSES      .73%   1.57%   1.48%    .47%    .33%
- Fee waiver or expense reimbursement/5/    .08%    .17%    .08%    .07%    .03%
= NET ANNUAL FUND OPERATING EXPENSES/5/     .65%   1.40%   1.40%    .40%    .30%

1Your broker may charge you a separate or additional fee for purchases and sales of shares.

2Investors who purchase $1 million or more of Class A shares are not subject to an initial sales charge but are subject to a contingent deferred sales charge
 (CDSC) of 1% for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).


3The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.


4The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


5For the fiscal year ending September 30, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares. The Manager has contractually agreed to reimburse the Fund for transfer agent fees to the extent that they exceed 0.10% of the average daily net assets of each share class. The Manager has also contractually agreed to reimburse the Fund for certain operating expenses, excluding transfer agent fees, so that total operating expenses, excluding transfer agent fees, do not exceed .55%, 1.30%, 1.30%, .30% and .30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively.


6Less than .005%.



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EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Manager's agreement to subsidize expenses and the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


               1 YR 3 YRS 5 YRS 10 YRS
Class A shares $389  $543  $710 $1,195
Class B shares $643  $779  $939 $1,520
Class C shares $341  $555  $892 $1,844
Class Z shares  $41  $144  $256   $585
Class I shares  $31  $103  $182   $415


You would pay the following expenses on the same investment if you did not sell your shares:


               1 YR 3 YRS 5 YRS 10 YRS
Class A shares $389  $543  $710 $1,195
Class B shares $143  $479  $839 $1,520
Class C shares $241  $555  $892 $1,844
Class Z shares  $41  $144  $256   $585
Class I shares  $31  $103  $182   $415



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6   PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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How the Fund Invests
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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is to PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE S&P 500 INDEX. While we make every effort to achieve our objective, we can't guarantee success.
-------------------------
THE REPLICATION METHOD             The Fund intends to invest over
THE FUND ATTEMPTS TO REPLICATE  80% of its investable assets in securities
WHAT THE S&P 500 INDEX DOES.    included in the S&P 500 Index in the
THE FUND IS NOT ACTIVELY        same proportions as those of the Index.
MANAGED BY PORTFOLIO MANAGERS   The Fund tries to achieve a correlation
WHO BUY AND SELL SECURITIES     between its performance and the
BASED ON RESEARCH AND ANALYSIS. performance of the S&P 500 Index of at
-------------------------       least 0.95, with or without taking
expenses into account. The Fund is not sponsored by or affiliated with S&P.

   In addition to common stocks, the Fund can invest in equity-related securities. These include nonconvertible preferred stocks, convertible securities, American Depositary Receipts (ADRs), warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs) and similar securities. Convertible securities are securities -- like bonds, corporate notes and preferred stocks -- that we can convert into the company's common stock or some other equity security.

   When deciding whether to sell securities, we follow the S&P 500 Index. When a security is removed from the Index, we will sell it within a reasonable time thereafter. In addition, the Fund's holdings may change for other reasons, like adding securities when they are added to the Index, or when we receive securities of companies spun off from S&P 500 companies.

   The investment adviser will try to minimize the difference between the investment results of the Fund and that of the S&P 500 Index. Tracking of the S&P 500 Index will be monitored regularly. In addition to potential tracking differences, brokerage, transaction costs and other Fund expenses may cause the Fund's return to be lower than the return of the S&P 500 Index.


DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging strategies to try to protect the Fund's assets.


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   We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives -- such as futures on securities indexes, options on securities and securities indexes, and options on futures -- involve costs and can be volatile. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.


Options. The Fund may purchase and sell put and call options on equity securities and securities indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.


Futures Contracts and Related Options. The Fund may purchase and sell stock index futures contracts and related options on stock index futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. Delivery of the underlying currency is expected and the terms are individually negotiated. The counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


   For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI --


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8   PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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How the Fund Invests
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contains additional information about the Fund and the Company. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES
We may invest in FOREIGN EQUITY SECURITIES DENOMINATED IN U.S. DOLLARS. For these purposes, we do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

MONEY MARKET INSTRUMENTS
The Fund may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. This is subject to the policy of normally investing over 80% of the Fund's investable assets in securities included in the S&P 500 Index. Money market instruments include commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. government and its agencies.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a


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stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's investable assets in high-quality MONEY MARKET INSTRUMENTS. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are volatile.


ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


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10  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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How the Fund Invests
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INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information see "Description of the Fund, Its Investments and Risks" in the SAI.


INVESTMENT TYPE
% of Fund's Assets             RISKS                                POTENTIAL REWARDS
COMMON STOCKS OF U.S.        . Individual stocks could            . Historically, stocks have
COMPANIES IN S&P 500           lose value                           outperformed other
INDEX                        . The equity markets could             investments over the long
                               go down, resulting in a              term
Over 80%                       decline in value of the            . Generally, economic
                               Fund's investments                   growth means higher
                             . Changes in economic or               corporate profits, which
                               political conditions, both           leads to an increase in
                               domestic and international,          stock prices, known as
                               may result in a decline in           capital appreciation
                               value of the Fund's
                               investments
--------------------------------------------------------------------------------------------------
DERIVATIVES                  . The value of derivatives           . The Fund could make
                               (such as futures and                 money and protect
Percentage varies; usually     related options) that are            against losses if the
less than 20%                  used to hedge a portfolio            investment analysis proves
                               security is determined               correct
                               independently from that            . One way to manage the
                               security and could result            Fund's risk/return balance
                               in a loss to the Fund                is by locking in the value
                               when the price movement              of an investment ahead of
                               of the derivative does not           time
                               correlate with a change in         . Derivatives that involve
                               the value of the portfolio           leverage could generate
                               security                             substantial gains at low
                             . Derivatives used for risk            cost
                               management may not
                               have the intended effects
                               and may result in losses
                               or missed opportunities
                             . The other party to a
                               derivatives contract could
                               default
                             . Derivatives can increase
                               share price volatility and
                               those that involve
                               leverage could magnify
                               losses
                             . Certain types of
                               derivatives involve costs to
                               the Fund that can reduce
                               returns
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INVESTMENT TYPE
% of Fund's Assets              RISKS                               POTENTIAL REWARDS
FOREIGN SECURITIES            . Foreign markets,                  . Investors can participate
DENOMINATED IN U.S.             economies and political             in the growth of foreign
DOLLARS                         systems may not be as               markets through the
                                stable as in the U.S.               Fund's investments in
Less than 20%; usually less   . May be less liquid than             companies operating in
than 10%                        U.S. stocks and bonds               those markets
                              . Differences in foreign laws,      . Opportunities for
                                accounting standards,               diversification
                                public information, custody
                                and settlement practices
                                provide less reliable
                                information on foreign
                                investments and involve
                                more risk
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT               . Some are not insured or           . Regular interest income
SECURITIES                      guaranteed by the U.S.            . The U.S. government
                                government, but only by             guarantees interest and
Less than 20%; usually less     the issuing agency, which           principal payments on
than 10%                        must rely on its own                certain securities
                                resources to repay the debt       . Generally more secure
                              . Limits potential for capital        than lower-quality debt
                                appreciation                        securities and equity
                              . Interest rate risk--the             securities
                                value of most debt                . May preserve the Fund's
                                securities will fall when           assets
                                interest rates rise
                              . Market risk--the risk that
                                instruments may lose
                                value in the market
                                because interest rates
                                change or there is a lack
                                of confidence in a group
                                of borrowers
-----------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES           . May be difficult to value         . May offer a more
                                precisely                           attractive yield or potential
Up to 15% of net assets       . May be difficult to sell at         for growth than more
                                the time or price desired           widely traded securities
-----------------------------------------------------------------------------------------------------
MONEY MARKET                  . Limits potential for capital      . May preserve the Fund's
INSTRUMENTS                     appreciation                        assets
                              . Some credit risk--the risk
Less than 20%; usually less     that the default of an
than 10%                        issuer would leave the
                                Fund with unpaid interest
                                or principal
                              . Market risk--the risk that
                                the market value of an
                                investment may move up
                                or down. Market risk may
                                affect an industry, a
                                sector or the market as a
                                whole.
-----------------------------------------------------------------------------------------------------



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12  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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How the Fund is Managed
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BOARD OF TRUSTEES

The Board of Trustees (the Board) oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Company's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


   Under a management agreement with the Company, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended September 30, 2002, the Fund paid PI management fees of .30 of 1% of the Fund's average net assets.


   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93 billion.


   Subject to the supervision of the Board of the Company, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


   PI and the Company operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.



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INVESTMENT ADVISER

PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


PORTFOLIO MANAGERS
The Fund is managed by JOHN MOSCHBERGER and the QUANTITATIVE INVESTMENT MANAGEMENT TEAM.

   John Moschberger is a portfolio manager of Prudential Investment Quantitative Management, a unit of PIM. He has managed index portfolios for Prudential's clients since 1986. Mr. Moschberger has 19 years of investment experience.


   Mr. Moschberger is part of a team of 19 investment professionals, 7 of whom hold Ph.D.s, with over 17 years of combined experience. The team was responsible for the management of over $31 billion in assets as of September 30, 2002.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Company. The Company has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, Z and I shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z and Class I. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



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Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.
   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.
   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.

   The Fund also distributes realized any net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.


   For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a



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broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 30%, but declining to 28% by 2006) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to


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ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
------------------------------------          If you sell shares and
                                              realize a loss, you will not
                                    [GRAPHIC] be permitted to use the
                                              loss to the extent you
             Receipts from Sale               replace the shares
                                              (including pursuant to the
          Capital Gain (taxes owed)           reinvestment of a dividend)
                     OR                       within a 61-day period
     Capital Loss (offset against gain)

------------------------------------
(beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


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   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.



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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C, Class Z and Class I shares of the Fund, although Class Z and Class I shares are available only to a limited group of investors.

   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the initial sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. The operating expenses are higher than those of Class Z and Class I shares. The Class A CDSC is waived for all Class A shareholders other than those who purchased their shares, in an amount of $1 million or more, from certain broker-dealers that are not affiliated with Prudential. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than those of the Class A, Class Z and Class I shares. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A, Class Z and Class I shares.

   When choosing a share class, you should consider the following:

  .  The amount of your investment,


  . The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges,



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  . The different sales charges that may apply to a share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC,

  .  Whether you qualify for any reduction or waiver of sales charges

  . The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances,


  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase, and

  .  Whether you qualify to purchase Class Z or Class I shares.
   See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                          CLASS A         CLASS B         CLASS C         CLASS Z CLASS I
Minimum purchase amount   $100,000/1/     $1,000/2/       $2,500/2/       None    None
Minimum amount for        $100            $100/2/         $100/2/         None    None
 subsequent purchases
Maximum initial           3.25% of the    None            1% of the       None    None
 sales charge             public offering                 public offering
                          price                           price/3/
Contingent Deferred       1%/5/           If sold during: 1% on sales     None    None
 Sales Charge (CDSC)/4/                   Year 1,    5%   made
                                          Year 2,    4%   within 18
                                          Year 3,    3%   months of
                                          Year 4,    2%   purchase/4/
                                          Years 5/6, 1%
                                          Year 7,    0%
Annual distribution and   .30 of 1%       1%              1%              None    None
 service (12b-1) fees     (.25 of 1%
 shown as a percentage of currently)
 average net assets6

1The minimum investment requirement is $10,000 for investors listed under "Reducing or Waiving Class A's Initial Sales Charge -- Other Types of Investors."
2The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder
 Services -- Automatic Investment Plan."
31.01% of the net amount invested.
4For more information about the CDSC and how it is calculated, see "How to Sell
 Your Shares -- Contingent Deferred Sales Charge (CDSC)."

5Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


6These distribution and service fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee), and is .75 of 1% for Class B and Class C shares. For the fiscal year ending September 30, 2003, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares.



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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                      SALES CHARGE AS %  SALES CHARGE AS %      DEALER
AMOUNT OF PURCHASE    OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
$100,000 to $249,999              3.25%              3.36%       3.00%
$250,000 to $499,999              2.50%              2.56%       2.40%
$500,000 to $999,999              2.00%              2.04%       1.90%
$1 million and above*              None               None        None

*If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z or Class I shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.


   To satisfy the purchase amounts above, you can:

  .  Invest with an eligible group of investors who are related to you,


  .  Buy Class A shares of two or more Prudential mutual funds at the same time,


  . Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of Prudential mutual fund shares you already own, (2) the value of money market shares you have received for shares of those series in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

  . Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required


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minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for an investor in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. These investors also may purchase Class A shares subject to a minimum investment amount of $10,000. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


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Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
  .  Purchase your shares through an account at Prudential Securities,

  . Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

  .  Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


Other. Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charge.


QUALIFYING FOR CLASS Z SHARES
Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
  . Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


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   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:
  . Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,
  . Current and former Directors/Trustees of the Prudential mutual funds (including the Company), and
  .  Prudential, with an investment of $10 million or more.


   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A, Class Z and Class I shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


QUALIFYING FOR CLASS I SHARES
Benefit Plans. Certain group retirement plans may purchase Class I shares if they meet the required minimum for amount of assets, average account balance and certain other conditions. All shares must be held in a single omnibus account. For more information about these requirements, call Prudential at
(800) 353-2847.

MasterShare Accounts. Prudential Securities and participant MasterShare accounts held at Prudential Securities may purchase Class I shares in connection with the MasterShare plan.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS If you buy Class B shares and hold them for approximately seven years, we


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will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

   Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund
Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV

 -----------------------------        --is determined by a simple
 MUTUAL FUND SHARES                   calculation: it's the total value of the
 THE NAV OF MUTUAL FUND SHARES        Fund (assets minus liabilities) divided
 CHANGES EVERY DAY BECAUSE THE VALUE  by the total number of shares
 OF A FUND'S PORTFOLIO CHANGES        outstanding. For example, if the value
 CONSTANTLY. FOR EXAMPLE, IF FUND     of the investments held by Fund XYZ
 XYZ HOLDS ACME CORP. STOCK IN ITS    (minus its liabilities) is $1,000 and
 PORTFOLIO AND THE PRICE OF ACME      there are 100 shares of Fund XYZ
 STOCK GOES UP WHILE THE VALUE OF THE owned by shareholders, the price of
 FUND'S OTHER HOLDINGS REMAINS THE    one share of the fund--or the
 SAME AND EXPENSES DON'T CHANGE,      NAV--is $10 ($1,000 divided by 100).
 THE NAV OF FUND XYZ WILL INCREASE.
 -----------------------------

   The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under



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procedures established by the Company's Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price.


   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.



   Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of mutual funds daily.

What Price Will You Pay for Shares of the Fund?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class Z and Class I shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


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Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.




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Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.



Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.


HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions see "Restrictions on Sales" in the next section.


   When you sell shares of the Fund -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your


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28  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund
Shares -- Sale of Shares."

   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


  . Amounts representing shares you purchased with reinvested dividends and distributions,


  . Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares, and



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  . Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), six years for Class B shares and 18 months for Class C shares).


   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 18 months of purchase. As previously noted, in certain cases, Class A shares are subject to a CDSC of 1% that is applied to Class A shares sold within 12 months of purchase. The Class A CDSC is waived for all such Class A investors other than those who purchased their shares from certain broker-dealers that are not affiliated with Prudential. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,


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30  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and
  .  On certain sales effected through a Systematic Withdrawal Plan.

   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your


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Exchange Shares of the Fund
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request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C, Class Z or Class I shares. Class I shares, though, can be exchanged for Class Z shares of other Prudential mutual funds. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.
   Participants in any fee-based and certain other programs for which the Fund is an available option will have their Class Z shares, if any, exchanged for Class A shares when they elect to leave such programs. Upon leaving a program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in the Prudential Securities 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.
   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101



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32  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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   There is no sales charge for such exchanges. However, if you exchange
 -- and then sell -- Class B shares within approximately six years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
   Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. Please note that this special exchange privilege will be discontinued effective June 16, 2003. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market


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timer to enter into a written agreement to follow certain procedures and limitations.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.


   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.
   The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



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34  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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Financial Highlights
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The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class then offered for the periods indicated.


   A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent accountants, is available, upon request, at no charge, as described on the back cover of this prospectus.



CLASS A SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS A SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE                                    2002     2001 2000/1/
NET ASSET VALUE, BEGINNING OF PERIOD                             $23.30   $32.06  $31.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/2/                                            .21      .21     .12
Net realized and unrealized gain (loss) on investment
 transactions                                                    (5.02)   (8.76)     .41
TOTAL FROM INVESTMENT OPERATIONS                                 (4.81)   (8.55)     .53
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                              (.21)    (.21)      --
Distributions from net realized gains                                --    --/5/      --
TOTAL DISTRIBUTIONS                                               (.21)    (.21)      --
NET ASSET VALUE, END OF PERIOD                                   $18.28   $23.30  $32.06
TOTAL RETURN/3/                                                (20.90)% (26.81)%   1.68%
RATIOS/SUPPLEMENTAL DATA                                           2002     2001 2000/1/
NET ASSETS, END OF PERIOD (000)                                 $41,723  $41,198 $30,432
Average net assets (000)                                        $49,658  $37,775 $19,055
RATIOS TO AVERAGE NET ASSETS:/2/
Expenses, including distribution and service (12b-1) fees          .65%     .65% .65%/4/
Expenses, excluding distribution and service (12b-1) fees          .40%     .40% .40%/4/
Net investment income                                              .92%     .79% .72%/4/
Portfolio turnover rate                                              7%       3%      2%
----------------------------------------------------------------------------------------

1 For the period from 11-18-99 (when Class A shares were first offered) through
  9-30-00.
2 Net of expense subsidy.
3 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
4 Annualized.
5 Less than $.005 per share.


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                                                                  35

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Financial Highlights
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CLASS B SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS B SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE                           2002     2001   2000/1/
NET ASSET VALUE, BEGINNING OF PERIOD                    $23.06   $31.85    $31.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)/2/                            .05      .04     (.01)
Net realized and unrealized gain (loss) on investment
 transactions                                           (5.00)   (8.74)       .33
TOTAL FROM INVESTMENT OPERATIONS                        (4.95)   (8.70)       .32
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                     (.02)    (.09)        --
Distributions from net realized gains                       --    --/5/        --
TOTAL DISTRIBUTIONS                                      (.02)    (.09)        --
NET ASSET VALUE, END OF PERIOD                          $18.09   $23.06    $31.85
TOTAL RETURN/3/                                       (21.49)% (27.39)%     1.01%
RATIOS/SUPPLEMENTAL DATA                                  2002     2001   2000/1/
NET ASSETS, END OF PERIOD (000)                        $70,630  $76,668   $70,903
Average net assets (000)                               $87,868  $78,694   $42,919
RATIOS TO AVERAGE NET ASSETS:/2/
Expenses, including distribution and service (12b-1)
 fees                                                    1.40%    1.40%  1.40%/4/
Expenses, excluding distribution and service (12b-1)
 fees                                                     .40%     .40%   .40%/4/
Net investment income (loss)                              .16%     .05% (.05)%/4/
Portfolio turnover rate                                     7%       3%        2%
---------------------------------------------------------------------------------

1 For the period from 11-18-99 (when Class B shares were first offered) through
  9-30-00.
2 Net of expense subsidy.
3 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
4 Annualized.
5 Less than $.005 per share.


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36  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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Financial Highlights
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CLASS C SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS C SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING PERFORMANCE                                 2002     2001    2000/1/
NET ASSET VALUE, BEGINNING OF PERIOD                         $23.06    $31.85     $31.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/2/                                        .04       .05      --/5/
Net realized and unrealized gain (loss) on investment
 transactions                                                 (4.98)   (8.75)        .32
TOTAL FROM INVESTMENT OPERATIONS                              (4.94)   (8.70)        .32
----------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                           (.03)    (.09)         --
Distributions from net realized gains                            --     --/5/         --
TOTAL DISTRIBUTIONS                                            (.03)    (.09)         --
NET ASSET VALUE, END OF PERIOD                               $18.09    $23.06     $31.85
TOTAL RETURN/3/                                            (21.47)%  (27.37)%      1.01%
RATIOS/SUPPLEMENTAL DATA                                        2002     2001    2000/1/
NET ASSETS, END OF PERIOD (000)                           $  38,729   $43,487 $   32,308
Average net assets (000)                                  $  49,960   $41,230 $   20,854
RATIOS TO AVERAGE NET ASSETS:/2/
Expenses, including distribution and service (12b-1) fees     1.40%     1.37%   1.37%/4/
Expenses, excluding distribution and service (12b-1)
 fees                                                          .40%      .37%    .37%/4/
Net investment income (loss)                                   .16%      .09%  (.01)%/4/
Portfolio turnover rate                                          7%        3%         2%
----------------------------------------------------------------------------------------

1 For the period from 11-18-99 (when Class C shares were first offered) through
  9-30-00.
2 Net of expense subsidy.
3 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.
4 Annualized.
5 Less than $.005 per share.


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                                                                  37

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Financial Highlights
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CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants whose report was unqualified.


CLASS Z SHARES (FISCAL YEARS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                            2002     2001     2000     1999     1998
NET ASSET VALUE, BEGINNING OF YEAR   $23.35   $32.12   $28.96   $23.11   $21.86
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income/1/                .28      .28      .29      .22      .15
Net realized and unrealized gain
 (loss) on investment transactions   (5.03)   (8.78)     3.53     6.07     1.69
TOTAL FROM INVESTMENT OPERATIONS     (4.75)   (8.50)     3.82     6.29     1.84
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                               (.28)    (.27)    (.32)    (.26)    (.21)
Distributions from net realized
 gains                                   --    --/3/    (.34)    (.18)    (.38)
TOTAL DISTRIBUTIONS                   (.28)    (.27)    (.66)    (.44)    (.59)
NET ASSET VALUE, END OF YEAR         $18.32   $23.35   $32.12   $28.96   $23.11
TOTAL RETURN/2/                    (20.71)% (26.67)%   13.28%   27.41%    8.61%
RATIOS/SUPPLEMENTAL DATA               2002     2001     2000     1999     1998
NET ASSETS, END OF YEAR (000)      $609,033 $794,954 $995,426 $866,762 $381,374
Average net assets (000)           $812,314 $928,287 $980,790 $681,129 $313,721
RATIOS TO AVERAGE NET ASSETS:/1/
Expenses                               .40%     .40%     .40%     .40%     .40%
Net investment income                 1.16%    1.04%     .95%    1.16%    1.30%
Portfolio turnover rate                  7%       3%       2%       3%       1%
-------------------------------------------------------------------------------

1 Net of expense subsidy.
2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return includes the effect of expense subsidies.
3 Less than $.005 per share.


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38  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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Financial Highlights
---------------------------------------------------------------------


CLASS I SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.


CLASS I SHARES (FISCAL PERIODS ENDED 9-30)
PER SHARE OPERATING
PERFORMANCE                            2002       2001       2000       1999     1998
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $23.38     $32.16     $28.99     $23.13   $21.87
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income/1/                .30        .30        .33        .36      .31
Net realized and unrealized
 gain (loss) on investment
 transactions                        (5.04)     (8.78)       3.53       5.96     1.55
TOTAL FROM INVESTMENT
 OPERATIONS                          (4.74)     (8.48)       3.86       6.32     1.86
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
 investment income                    (.30)      (.30)      (.35)      (.28)    (.22)
Distributions from net realized
 gains                                   --      --/3/      (.34)      (.18)    (.38)
TOTAL DISTRIBUTIONS                   (.30)      (.30)      (.69)      (.46)    (.60)
NET ASSET VALUE, END OF
 PERIOD                              $18.34     $23.38     $32.16     $28.99   $23.13
TOTAL RETURN/2/                    (20.64)%   (26.58)%     13.38%     27.55%    8.69%
RATIOS/SUPPLEMENTAL
DATA                                   2002       2001       2000       1999     1998
NET ASSETS, END OF PERIOD
 (000)                             $972,700 $1,210,995 $1,501,345 $1,019,034 $639,408
Average net assets (000)         $1,278,422 $1,431,444 $1,317,874   $915,642 $505,605
RATIOS TO AVERAGE NET ASSETS:/1/
Expenses                               .30%       .30%       .30%       .30%     .30%
Net investment income                 1.26%      1.14%      1.05%      1.26%    1.42%
Portfolio turnover rate                  7%         3%         2%         3%       1%
-------------------------------------------------------------------------------------




1 Net of expense subsidy.


2 Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year is not annualized. Total return includes the effect of expense subsidies.




3 Less than $.005 per share.







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                                                                  39

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The Prudential Mutual Fund Family
---------------------------------------------------------------------




Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.



PRUDENTIAL MUTUAL FUNDS



--------------------------------------------------------------------------------

STOCK FUNDS



LARGE CAPITALIZATION STOCK FUNDS



Prudential 20/20 Focus Fund


Prudential Equity Fund, Inc.


Prudential Index Series Fund


  Prudential Stock Index Fund


Prudential Tax-Managed Funds


  Prudential Tax-Managed Equity Fund


Prudential Value Fund


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Growth Fund



SMALL-TO-MID-CAPITALIZATION STOCK FUNDS



Nicholas-Applegate Fund, Inc.


  Nicholas-Applegate Growth Equity Fund


Prudential Small Company Fund, Inc.


Prudential Tax-Managed Small-Cap Fund, Inc.


Prudential U.S. Emerging Growth Fund, Inc.


The Prudential Investment Portfolios, Inc.


  Prudential Jennison Equity Opportunity Fund



SECTOR STOCK FUNDS


Prudential Natural Resources Fund, Inc.


Prudential Real Estate Securities Fund


Prudential Sector Funds, Inc.


  Prudential Financial Services Fund


  Prudential Health Sciences Fund


  Prudential Technology Fund


  Prudential Utility Fund





GLOBAL/INTERNATIONAL STOCK FUNDS


Prudential Europe Growth Fund, Inc.


Prudential Pacific Growth Fund, Inc.


Prudential World Fund, Inc.


  Prudential Global Growth Fund


  Prudential International Value Fund


  Prudential Jennison International Growth Fund



BALANCED/ALLOCATION FUND


The Prudential Investment Portfolios, Inc.


  Prudential Active Balanced Fund



BOND FUNDS


TAXABLE BOND FUNDS


Prudential Government Income Fund, Inc.


Prudential High Yield Fund, Inc.


Prudential Short-Term Corporate Bond Fund, Inc.


  Income Portfolio


Prudential Total Return Bond Fund, Inc.


MUNICIPAL BOND FUNDS


Prudential California Municipal Fund


  California Series


  California Income Series


Prudential Municipal Bond Fund


  High Income Series


  Insured Series


Prudential Municipal Series Fund


  Florida Series


  New Jersey Series


  New York Series


  Pennsylvania Series


Prudential National Municipals Fund. Inc.






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40  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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---------------------------------------------------------------------




GLOBAL/INTERNATIONAL BOND FUND


Prudential Global Total Return Fund, Inc.



MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS


Cash Accumulation Trust


  Liquid Assets Fund


  National Money Market Fund


Prudential Government Securities Trust


  Money Market Series


  U.S. Treasury Money Market Series


Prudential Institutional Liquidity Portfolio, Inc.


  Institutional Money Market Series


Prudential MoneyMart Assets, Inc.


MUNICIPAL MONEY MARKET FUNDS


Prudential California Municipal Fund


  California Money Market Series


Prudential Municipal Series Fund


  New Jersey Money Market Series


  New York Money Market Series


TAX-FREE MONEY MARKET FUNDS


COMMAND Tax-Free Fund


Prudential Tax-Free Money Fund, Inc.


OTHER MONEY MARKET FUNDS


COMMAND Government Fund


COMMAND Money Fund


Special Money Market Fund, Inc.*


  Money Market Series




STRATEGIC PARTNERS MUTUAL FUNDS**

--------------------------------------------------------------------------------

Strategic Partners Asset Allocation Funds


  Strategic Partners Conservative Growth Fund


  Strategic Partners Moderate Growth Fund


  Strategic Partners High Growth Fund


Strategic Partners Style Specific Funds


  Strategic Partners Large Capitalization Growth Fund


  Strategic Partners Large Capitalization Value Fund


  Strategic Partners Small Capitalization Growth Fund


  Strategic Partners Small Capitalization Value Fund


  Strategic Partners International Equity Fund


  Strategic Partners Total Return Bond Fund


Strategic Partners Opportunity Funds


  Strategic Partners Focused Growth Fund


  Strategic Partners New Era Growth Fund


  Strategic Partners Focused Value Fund


  Strategic Partners Mid-Cap Value Fund


Special Money Market Fund, Inc.*


  Money Market Series







 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


**Not exchangeable with the Prudential mutual funds.



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42  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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44  PRUDENTIAL STOCK INDEX FUND              [PHONE]  (800) 225-1852

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                                                                  45

      FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098

PHILADELPHIA, PA 19101

(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management Services LLC
P.O. Box 8310

Philadelphia, PA 19101

(800) 778-8769

Visit Prudential's website at:
WWW.PRUDENTIAL.COM

Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL INFORMATION (SAI)
(incorporated by reference into this prospectus)
ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
SEMI-ANNUAL REPORT

             Nasdaq    CUSIP
Fund Symbols ------    -----
Class A      PSIAX  74438C-10-0
Class B      PBSIX  74438C-20-9
Class C      PSICX  74438C-30-8
Class Z      PSIFX  74438C-40-7
Class I      PDSIX  74438C-50-6

MF174A
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC (For hours of operation, call 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov



Investment Company Act File No. 811-6677

                           PRUDENTIAL STOCK INDEX FUND

           Statement of Additional Information dated November 27, 2002

      The investment objective of Prudential Stock Index Fund (the Fund) is to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index. The Fund is currently the only series of Prudential Index Series Fund (the Company).

      There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

      The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

      This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated November 27, 2002, a copy of which may be obtained, at no charge, from the Company upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended September 30, 2002 are incorporated in this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-6677). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----
Company History ...................................................   B-2
Description of the Fund, Its Investments and Risks ................   B-2
Investment Restrictions ...........................................   B-13
Management of the Company .........................................   B-16
Control Persons and Principal Holders of Securities ...............   B-22
Investment Advisory and Other Services ............................   B-23
Brokerage Allocation and Other Practices ..........................   B-29
Capital Shares, Other Securities and Organization .................   B-31
Purchase, Redemption and Pricing of Fund Shares ...................   B-31
Shareholder Investment Account ....................................   B-41
Net Asset Value ...................................................   B-46
Taxes, Dividends and Distributions ................................   B-47
Performance Information ...........................................   B-52
Financial Statements ..............................................   B-55
Appendix I--General Investment Information ........................   I-1
Appendix II--Historical Performance Data ..........................   II-1
Appendix III--5% Shareholders .....................................   III-1

                                 COMPANY HISTORY

      The Company was organized under the laws of Delaware on May 11, 1992 as an unincorporated business trust. The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. Effective January 23, 1998, the Company changed its name from Prudential Dryden Fund to Prudential Index Series Fund.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

      Classification. The Company is an open-end, management investment company currently offering one diversified Fund.

      Investment Strategies, Policies and Risks. This section describes the Fund's principal and non-principal strategies and risks. The Fund has an investment objective of providing investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund intends to invest over 80% of its net assets plus any borrowings for investment purposes (investable assets) in securities included in the S&P 500 Index. In other words, it holds each stock in its target index in about the same proportions as represented in the index itself. This is called a "replication" method.

      While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

      The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the investment adviser, using a "passive" or indexing investment approach, will attempt to approximate the investment performance of the index. The Fund is managed without regard to tax ramifications. The Fund pursues its objective through the investment policies described below.

      The Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 80% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Prudential and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

      To achieve its investment objective, the Fund intends to replicate the S&P 500 Index by holding all of the securities in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.

      The Fund intends that under normal circumstances over 80% of its investable assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities; (iii) put and call options on securities and stock indexes; and (iv) futures contracts on stock indexes and options thereon.

      If net cash outflows from the Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the S&P 500 Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If the Fund does hold unhedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.

      THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES APPLICABLE TO THE FUND

      The Fund will not invest in money market instruments, futures contracts, options or warrants as part of a temporary defensive strategy, such as reducing the Fund's investments in common stocks to protect against potential stock market declines, except that the Fund has the ability to invest up to 20% of investable assets in temporary defensive investments, but it has no current intention of doing so. The Fund intends to remain fully invested, to the extent practicable, in a pool of securities which will approximate the investment characteristics of the S&P 500 Index. Options, futures contracts and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio.

      In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Fund also may
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend its portfolio securities.

Equity and Equity-Related Securities

      The Fund invests primarily in equity securities, and the value of the Fund's investments will go up and down with the performance of the stocks in the S&P 500 Index.

      The Fund may invest in equity-related securities. Equity-related securities include common stocks, preferred stocks, securities convertible or exchangeable for common stocks or preferred stocks, equity investments in partnerships, joint ventures, other forms of non-corporate investments, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities.

      ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

Exchange-Traded Funds

      The Fund is permitted to invest in exchange-traded funds. Shareholders may be subject to duplicate management and advisory fees if the Fund does invest in securities of other investment companies. Also these securities are not traded at net asset value, i.e., they can be sold at a premium or with a discount.

U.S. Government Securities

      Securities issued or guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by an instrumentality of the U.S. government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.

Convertible Securities, Warrants and Rights

      A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

      In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying common stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

      In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

Repurchase Agreements and Reverse Repurchase Agreements

      The Fund may enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund that has entered into the repurchase agreement will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

      The Fund may participate in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Securities and Exchange Commission (SEC or Commission). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund receives the income earned or accrued in the joint account based on the percentage of its investment.

      The Fund has the authority to enter into reverse repurchase agreements, dollar rolls and forward rolls. The Fund does not plan to do so for the foreseeable future. The Fund may enter into repurchase agreements with banks and securities dealers that meet the creditworthiness standards established by the investment adviser. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Fund receives collateral equal to the resale price, which is marked-to-market daily. These agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.

      The use of repurchase agreements and reverse repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price.

When-Issued and Delayed Delivery Securities

      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

      To secure prices deemed advantageous at a particular time, the Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. The Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

      Securities purchased on a when-issued or delayed delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

Securities Lending

      The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund that has loaned its portfolio securities an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extension of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund will not lend more than 33 1/3% of the value of its total assets. The Fund may pay reasonable administration and custodial fees in connection with a loan.

      The Fund will enter into securities lending transactions only with Qualified Institutions. The Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

Borrowing

      The Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

      The Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. The Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets unless the Board of Trustees changes this policy. Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. The Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although the Fund currently does not have any intention of doing so.

Securities of Foreign Issuers

      Subject to the requirement to invest over 80% of its investable assets in common stocks of U.S. companies included in the S&P 500 Index, the Fund may invest the remainder of its investable assets in equity securities of foreign issuers denominated in U.S. currency. Foreign securities involve certain risks which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

      If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

      The Fund may invest a portion of its assets in equity securities of foreign issuers denominated in U.S. currency. ADRs and ADSs are not deemed to be foreign securities.

      The value of the Funds' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Funds' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

      The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

      Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

      Brokerage commission rates in foreign countries are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

Special Considerations of Investing in Euro-Denominated Securities

      On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro coexisted with each member state's national currency. Since July 1, 2002, the euro has been the sole legal tender of the member states.

      The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

      The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

      The Fund may also engage in various portfolio strategies to reduce certain risks of its investments and to attempt to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed, and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

Options Transactions

      The Fund may purchase and write (that is, sell) put and call options on any security in which it may invest or options on any securities index. These options are traded on U.S. exchanges or in the over-the-counter market to hedge the Fund's portfolio. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

      A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the security or securities in the index subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

      A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than the current market price.

      The Fund will write only "covered" options. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying position; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. There is no limitation on the amount of call options the Fund may write.

      The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

      The Fund may purchase and sell put and call options on securities indexes. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments might not match the composition of the index.

Options on Securities and Securities Indexes

      A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets segregated until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because the Fund would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

      The Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in the Fund's turnover rate.

      The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based.

      Even if the Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      The Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the Fund's net assets.

Futures Contracts and Options on Futures Contracts

      The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on securities indexes. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

      The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (that is, to reduce certain risks of its investments).

      Futures contracts and related options are generally subject to segregation requirements of the Commission and coverage requirements of the CFTC. If the Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contract.

      The Fund's successful use of futures contracts and related options is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the index underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

      A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in each prospectus. The Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

      The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit "initial margin," consisting of cash or U.S. government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Risks of Risk Management and Return Enhancement Strategies

      Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (5) the risk that the counterparty may be unable to complete the transaction and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate liquid assets in connection with hedging transactions. See "Taxes, Dividends and Distributions."

      The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

Segregated Assets

      The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Illiquid Securities

      The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

       A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

      Restricted securities eligible for resale pursuant to Rule 144A and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

      The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid.

Securities of Other Investment Companies

      The Fund may invest up to 25% of its total assets in shares of affiliated mutual funds. The Fund also may purchase shares of exchange-traded funds. If the Fund invests in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

Other Investment Techniques

      The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus.

      Temporary Defensive Strategy and Short-Term Investments. The Fund may not invest more than 20% of its investable assets in money market instruments as part of a temporary defensive strategy. The Fund may invest uncommitted cash balances in money market instruments or to maintain liquidity to meet redemptions. Money market instruments include commercial paper of domestic or foreign corporations, certificates of deposit, bankers' acceptances and time obligations of domestic or foreign banks, foreign government securities and obligations issued or guaranteed by the U.S. government, its instrumentalities or its agencies. Investments in foreign securities may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

      Portfolio Turnover. As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, and the Fund's portfolio turnover rate may exceed 100%, but the Fund's portfolio turnover rate is not expected to exceed 100%. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

      The investment restrictions listed below have been adopted by the Company as fundamental policies of the Fund, except as otherwise indicated. Under the Investment Company Act of 1940, as amended (1940 Act), a fundamental policy of the Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (2) more than 50% of the outstanding shares.

      The Fund may not:

      1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

     For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

      Although not fundamental, the Fund has the following additional investment restrictions.

     The Fund may not:

     1. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

     2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

     3. Make short sales of securities or maintain a short position, except that up to 5% of the Fund's total assets may be allocated to uncovered short sales.

     4. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     The Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing over 80% of its investable assets in the type of investments suggested by the Fund's name.

                            MANAGEMENT OF THE COMPANY

                              Independent Trustees

Information pertaining to the Trustees of the Company is set forth below. Trustees who are not deemed to be "interested persons" of the Company (as defined in the 1940 Act) are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Company are referred to as "Interested Trustees." "Fund Complex" consists of the Company and any other investment companies managed by Prudential Investments LLC (PI).


                                                                                     Number of
                                            Term of                                 Portfolios in                     Other
                             Position    Office*** and                              Fund Complex                  Directorships
                             with the      Length of       Principal Occupations    Overseen by                    Held by the
Name, Address** and Age        Fund       Time Served      During Past Five Years     Trustee                      Trustee****
Saul K. Fenster, Ph.D. (69)   Trustee     since 2000      Currently President             79                      Member (since
                                                          Emeritus of New Jersey                                 2000), Board of
                                                          Institute of Technology;                               Directors of IDT
                                                          formerly President                                       Corporation.
                                                          (1978-2002) of New
                                                          Jersey Institute of
                                                          Technology; Commissioner
                                                          (1998-2002) of the
                                                          Middle States
                                                          Association, Commission
                                                          on Higher Education;
                                                          Commissioner (1985-2002)
                                                          of the New Jersey
                                                          Commission on Science
                                                          and Technology; Director
                                                          (since 1998) of Society
                                                          of Manufacturing
                                                          Engineering Education
                                                          Foundation; formerly a
                                                          director or trustee of
                                                          Liberty Science Center,
                                                          the Research and
                                                          Development Council of
                                                          New Jersey, New Jersey
                                                          State Chamber of
                                                          Commerce, and National
                                                          Action Council for
                                                          Minorities in
                                                          Engineering.
Delayne Dedrick Gold (64)     Trustee     since 1996      Marketing Consultant.           89

Douglas H. McCorkindale (63)  Trustee     since 1996      Formerly Vice Chairman          75                     Chairman (since
                                                          (March 1984-May 2000) of                               February 2001),
                                                          Gannett Co. Inc.                                       Chief Executive
                                                          (publishing and media).                              Officer (since June
                                                                                                               2000) and President
                                                                                                                 (since September
                                                                                                                 1997) of Gannett
                                                                                                              Co. Inc.; Director of
                                                                                                                   Continental
                                                                                                                 Airlines, Inc.;
                                                                                                               Director (since May
                                                                                                                2001) of Lockheed
                                                                                                                   Martin Corp.

                                                                                                      (aerospace and
                                                                                                    defense); Director
                                                                                                     of The High Yield
                                                                                                      Plus Fund, Inc.
                                                                                                       (since 1996).
W. Scott McDonald, Jr. (65)   Trustee     since 2000    Vice President (since             79
                                                        1997) of Kaludis
                                                        Consulting Group, Inc.,
                                                        (company serving higher
                                                        education); formerly
                                                        principal (1995-1997) of
                                                        Scott McDonald &
                                                        Associates; Chief
                                                        Operating Officer
                                                        (1991-1995) of Fairleigh
                                                        Dickinson University;
                                                        Executive Vice President
                                                        and Chief Operating
                                                        Officer (1975-1991) of
                                                        Drew University; Interim
                                                        President (1988-1990),
                                                        Drew University; and a
                                                        former director of School,
                                                        College and University
                                                        Underwriters Ltd.
Thomas T. Mooney (61)         Trustee     since 1996    President of Greater              95        Director, President
                                                        Rochester Metro Chamber of                 and Treasurer (since
                                                        Commerce; formerly                            1986) of First
                                                        Rochester City Manager;                    Financial Fund, Inc.
                                                        formerly Deputy Monroe                         and Director
                                                        County Executive; Trustee                   (since 1988) of The
                                                        of Center for Governmental                    High Yield Plus
                                                        Research, Inc.; Director                        Fund, Inc.
                                                        of Blue Cross of
                                                        Rochester; Monroe County
                                                        Water Authority and
                                                        Executive Service Corps of
                                                        Rochester.
Stephen P. Munn (60)          Trustee     since 1996    Formerly Chief Executive          73          Chairman of the
                                                        Officer (1988-2001) and                    Board (since January
                                                        President of Carlisle                       1994) and Director
                                                        Companies Incorporated                        (since 1988) of
                                                        (manufacturer of                            Carlisle Companies
                                                        industrial products).                          Incorporated;
                                                                                                    Director of Gannett
                                                                                                   Co. Inc. (publishing
                                                                                                        and media).
Richard A. Redeker (59)       Trustee     since 1996    Formerly Management               73
                                                        Consultant of Invesmart,
                                                        Inc. (August 2001-October
                                                        2001); formerly employee
                                                        of Prudential Investments
                                                        (October 1996-December
                                                        1998).
Robin B. Smith (63)           Trustee     since 1996    Chairman and Chief                69           Director of
                                                        Executive Officer (since                        BellSouth
                                                        August 1996) of Publishers                  Corporation (since

                                                                Clearing House                                1992) and Kmart
                                                                (publishing); formerly                     Corporation (retail)
                                                                President and Chief                            (since 1996).
                                                                Executive Officer (January
                                                                1988-August 1996) of
                                                                Publishers Clearing House.
Louis A. Weil, III (61)            Trustee        since 1996    Formerly Chairman (January        73
                                                                1999-July 2000), President
                                                                and Chief Executive
                                                                Officer (January 1996-July
                                                                2000) and Director (since
                                                                September 1991) of Central
                                                                Newspapers, Inc.; formerly
                                                                Chairman of the Board
                                                                (January 1996-July 2000),
                                                                Publisher and Chief
                                                                Executive Officer (August
                                                                1991-December 1995) of
                                                                Phoenix Newspapers, Inc.
Clay T. Whitehead (64)             Trustee        since 1996    President (since 1983) of         91       Director (since
P.O. Box 8090                                                   National Exchange Inc.                     2000) of First
McLean, VA 22106-8090                                           (new business development                  Financial Fund, Inc.
                                                                firm).                                     and Director (since
                                                                                                           2000) of The High
                                                                                                           Yield Plus Fund, Inc.

                               Interested Trustees

                                                                                              Number of
                                                    Term of                                 Portfolios in
                                  Position       Office*** and  Principal Occupations        Fund Complex   Other Directorships
                                  with the         Length of    During Past Five Years       Overseen by        Held by the
Name, Address** and Age             Fund          Time Served                                 Trustee          Trustee****
*Robert F. Gunia (55)          Vice President     since 1996    Executive Vice President         112        Vice President and
                                 and Trustee                    and Chief Administrative                    Director (since May
                                                                Officer (since June 1999)                    1989) of The Asia
                                                                of PI; Executive Vice                       Pacific Fund, Inc.
                                                                President and Treasurer
                                                                (since January 1996) of
                                                                PI; President (since April
                                                                1999) of Prudential
                                                                Investment Management
                                                                Services LLC (PIMS);
                                                                Corporate Vice President
                                                                (since September 1997) of
                                                                The Prudential Insurance
                                                                Company of America
                                                                (Prudential); formerly
                                                                Senior Vice President
                                                                (March 1987-May 1999) of
                                                                Prudential Securities;
                                                                formerly Chief
                                                                Administrative Officer
                                                                (July 1989-September
                                                                1996), Director (January
                                                                1989-September 1996), and
                                                                Executive Vice

                                                                President, Treasurer and
                                                                Chief Financial Officer
                                                                (June 1987-September 1996)
                                                                of PMF; Vice President and
                                                                Director (since May 1992)
                                                                of Nicholas-Applegate
                                                                Fund, Inc.
*David R. Odenath, Jr. (45)       President       since 1999    President, Chief Executive       115
                                 and Trustee                    Officer and Chief
                                                                Operating Officer (since
                                                                June 1999) of PI; Senior
                                                                Vice President (since June
                                                                1999) of Prudential;
                                                                formerly Senior Vice
                                                                President (August 1993-May
                                                                1999) of PaineWebber
                                                                Group, Inc.
*Judy A. Rice (54)             Vice President     since 2000    Executive Vice President         111
                                 and Trustee                    (since 1999) of PI;
                                                                formerly various positions
                                                                to Senior Vice President
                                                                (1992-1999), Prudential
                                                                Securities; and various
                                                                positions to Managing
                                                                Director (1975-1992) of
                                                                Salomon Smith Barney;
                                                                Member of Board of
                                                                Governors of the Money
                                                                Management Institute;
                                                                Member of the Prudential
                                                                Securities Operating
                                                                Council and a Member of
                                                                the Board of Directors for
                                                                the National Association
                                                                for Variable Annuities.

Information pertaining to the Officers of the Company who are not also Trustees is set forth below.

                                    Officers

                                                    Term of
                                  Position       Office*** and
                                  with the         Length of    Principal Occupations
Name Address** and Age              Fund          Time Served   During Past Five Years
Grace C. Torres (43)            Treasurer and     since 1998    Senior Vice President (since January 2000) of PI; formerly
                                  Principal                     First Vice President (December 1996-January 2000) of PI and
                                Financial and                   First Vice President (March 1993-1999) of Prudential Accounting
                                                                Securities.
Marguerite E.H. Morrison (46)     Assistant       since 2002    Vice President and Chief Legal Officer--Mutual Funds and Unit
                                  Secretary                     Investment Trusts (since August 2000) of Prudential; Senior
                                                                Vice President and Assistant Secretary (since February 2001) of
                                                                PI; Vice President and Assistant Secretary of PIMS (since
                                                                October 2001), previously Vice President and Associate General
                                                                Counsel (December 1996-February 2001) of PI and Vice President
                                                                and Associate General Counsel (September 1987-September 1996)
                                                                of Prudential Securities.

Maria G. Master (32)      Secretary       since 2002    Vice President and Corporate Counsel (since August 2001) of
                                                        Prudential; formerly Financial/Economic Analyst with the
                                                        Federal Reserve Bank of New York (April 1999-July 2001),
                                                        Associate Attorney of Swidler Berlin Shereff Friedman LLP
                                                        (March 1997-April 1999) and Associate Attorney of Riker,
                                                        Danzig, Scherer, Hyland & Perretti LLP (August 1995-March 1997).
Maryanne Ryan (38)       Compliance       since 2002    Vice President, Prudential (since November 1998); First Vice
                          Officer                       President of Prudential Securities (March 1997-May 1998).

* "Interested" Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the adviser (Prudential Investment Management, Inc.) or the Distributor (Prudential Investment Services
LLC).


** Unless otherwise noted, the address of the Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Trustee and/or Officer.

**** This column includes only Trusteeships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

The Company has Trustees who, in addition to overseeing the actions of the Company's Manager, investment advisers and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Advisers" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Company's Officers, who conduct and supervise the daily business operations of the Company.

Trustees and Officers of the Company are also trustees and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).

Pursuant to the Management Agreement with the Company, the Manager pays all compensation of Officers and employees of the Company as well as the fees and expenses of all Interested Trustees.


                            Standing Board Committees

The Board of Trustees has established two standing committees in connection with governance of the Company--Audit and Nominating.

The Audit Committee consists of all of the Independent Trustees. The responsibilities of the Audit Committee are to assist the Board of Trustees in overseeing the Company's independent accountants, accounting policies and procedures, and other areas relating to the Company's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended September 30, 2002.

The Nominating Committee consists of all of the Independent Trustees. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Company's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and also recommends to the Board Independent Trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in each of the Company's Funds, matters relating to Trustee compensation and expenses and compliance with the Company's retirement policy. The Nominating Committee did not meet during the fiscal year ended September 30, 2002.

In addition to the two standing Committees of the Company, the Board of Trustees has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board of Trustees. The following Independent Trustees serve on the Executive Committee: Thomas Mooney and Thomas Whitehead. Independent Trustees from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and Company management on issues that affect more than one fund; serving as a liaison between the Boards of Trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.

The Company pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose Boards the Trustee may be asked to serve.

Independent Trustees may defer receipt of their Trustees' fee pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Company.

The Company has no retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended September 30, 2002 to the Independent Trustees for service on the Company's Board and the Board of any other investment company in the Fund Complex for the calendar year ended December 31, 2001.

                               Compensation Table


                                                           Total Compensation
                                   Aggregate              From Company and Fund
                                 Compensation                Complex Paid to
Name and Position                From Company             Independent Trustees
Saul K. Fenster                     $2,845                  $110,332 (21/79)*
Delayne Dedrick Gold                $2,723                  $173,000 (37/89)*
Douglas H. McCorkindale**           $2,525                  $110,000 (17/75)*
W. Scott McDonald, Jr.              $1,662                  $115,000 (21/79)*
Thomas T. Mooney**                  $2,793                  $164,000 (28/95)*
Stephen P. Munn                     $2,633                  $114,000 (24/73)*
Richard A. Redeker                  $2,903                  $110,000 (24/73)*
Robin B. Smith**                    $2,831                  $114,500 (26/69)*
Louis A. Weil, III                  $2,525                  $113,667 (24/73)*
Clay T. Whitehead                   $3,182                  $173,000 (30/91)*



* Indicates number of funds/portfolios in Fund Complex (including the Company) to which aggregate compensation relates.

** Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of Trustees, in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2001, total value of deferred compensation for the calendar year amounted to approximately $91,273, $115,056, $148,850 and $80,106 for Messrs. McCorkindale, McDonald, Mooney and Ms. Smith, respectively.


Trustees who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

The following table sets forth the dollar range of equity securities in the Company beneficially owned by a Trustee and, on an aggregate basis, in all registered investment companies overseen by the Trustee in the Fund Complex as of September 30, 2002.

                          Trustee Share Ownership Table

                              Independent Trustees


                                                                           Aggregate Dollar Range of
                                                                           Equity Securities in All
                                                 Dollar Range of             Registered Investment
                                              Equity Securities in           Companies Overseen By
                  Name of Trustee                  the Company              Trustee in Fund Complex
Saul K. Fenster                                        --                      $50,001-$100,000
Delayne Dedrick Gold                                   --                        Over $100,000
Douglas H. McCorkindale                                --                        Over $100,000
W. Scott McDonald, Jr.                                 --                        Over $100,000
Thomas T. Mooney                                   $1-$10,000                    Over $100,000
Stephen P. Munn                                    $1-$10,000                    Over $100,000
Richard A. Redeker                                     --                        Over $100,000
Robin B. Smith                                   $10,001-$50,000                 Over $100,000
Louis A. Weil, III                                     --                        Over $100,000
Clay T. Whitehead                                $10,001-$50,000               $50,001-$100,000


                               Interested Trustees

                                                                           Aggregate Dollar Range of
                                                                           Equity Securities in All
                                                 Dollar Range of             Registered Investment
                                              Equity Securities in           Companies Overseen By
Name of Trustee                                     the Fund                Trustee in Fund Complex
                                                $10,001-$50,000
Robert F. Gunia                                   (Class I & Z)                  Over $100,000
David R. Odenath, Jr.                           $10,001-$50,000)                 Over $100,000
Judy A. Rice                                           --                        Over $100,000

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Trustee, and his/her immediate family members, in an investment adviser or principal underwriter of the Company or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Company as of December 31, 2001.

                                      Name of Owners and                   Title of     Value of      Percent of
Name of Trustee                    Relationships to Trustee    Company       Class     Securities        Class
Saul K. Fenster                              --                  --           --           --             --
Delayne Dedrick Gold                         --                  --           --           --             --
Douglas H. McCorkindale                      --                  --           --           --             --
W. Scott McDonald, Jr.                       --                  --           --           --             --
Thomas T. Mooney                             --                  --           --           --             --
Stephen P. Munn                              --                  --           --           --             --
Richard A. Redeker                           --                  --           --           --             --
Robin B. Smith                               --                  --           --           --             --
Louis A. Weil, III                           --                  --           --           --             --
Clay T. Whitehead                            --                  --           --           --             --

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Trustees of the Company are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of November 1, 2002, the Trustees and Officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

      For beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund as of November 1, 2002, see Appendix III.

     As of November 1, 2002, Prudential Securities was the record holder for the beneficial owners of 1,203,765 Class A shares of the Fund (approximately 50.87% of outstanding shares of such class); 2,522,039 Class B shares of the Fund (approximately 64.64% of outstanding shares of such class); 1,855,119 Class C shares of the Fund (approximately 87.38% of outstanding shares of such class); 26,891,088 Class Z shares of the Fund (approximately 80.05% of outstanding shares of such class) and 49,149,871 Class I shares of the Fund (approximately 92.12% of outstanding shares of such class). In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES

     Manager and Investment Adviser. The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the prospectus. As of June 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $93 billion.

     PI is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement for the Fund (the Management Agreement), PI, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of the Fund.

     PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

     PI will review the performance of all investment advisers and make recommendations to the Board of Trustees with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .30 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.

     In connection with its management of the business affairs of the Fund, PI bears the following expenses:

          (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of PI or the Fund's investment adviser;

          (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

          (c) the costs and expenses or fees payable to any investment adviser pursuant to any subadvisory agreement between PI and such investment adviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or any investment adviser, (iii) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent accountants for the Fund, (v) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Fund to governmental agencies, (vii) the fees of any trade associations of which the Fund may be a member, (viii) the cost of stock certificates representing shares of the Fund, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (xi) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (xii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (xiii) distribution and service fees.

     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act) and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

     For the fiscal years ended September 30, 2002, 2001 and 2000, PI received management fees of $6,834,667, $7,552,292 and $7,109,171 from the Fund, respectively. During these periods, the Manager subsidized certain expenses of the Fund.

     PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM). The Subadvisory Agreement provides that PIM furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PIM determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services to the Fund pursuant to the Management Agreement and supervises PIM's performance of such services.

     Under the Subadvisory Agreement, PI compensates PIM at the annual rate of ..15 of 1% of the Fund's average daily net assets. Prior to January 1, 2000, PIM was reimbursed by PI for its reasonable costs and expenses. For the period from January 1, 2000 through September 30, 2000, PI paid PIM a fee of $2,586,358. For the fiscal year ended September 30, 2002, PI paid PIM a fee of $3,417,333.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company, the Manager or the investment adviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs PIM under a "manager of managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.


Matters Considered by the Board

     The Management and Subadvisory Agreements (the Agreements) were last approved by the Trustees, including all of the Independent Trustees on May 22, 2002 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements to that Fund and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and investment adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided by the Manager and Adviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of peer groups of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. The Board also evaluated the division of responsibilities among the Manager and its affiliates and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and Advisers.

     With respect to the overall fairness of the Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the Adviser and their affiliates from their association with the Fund. The Board reviewed information from independent data services about the rates of compensation paid to the investment adviser, and overall expense ratios, for funds comparable in size, character and investment strategy to Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the investment adviser. In concluding that the direct and indirect benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the Adviser's profit or loss on the Fund and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the Adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or investment advisory fees. The Board understood that neither the Manager nor the investment adviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of the Board approval of mutual fund advisory agreements.


     Principal Underwriter, Distributor and Rule 12b-1 Plans. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund.

     The Distributor of the Fund incurs the expenses of distributing the Class Z and Class I shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Fund.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company of behalf of the Fund under Rule 12b-1 under the 1940 Act, the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/ or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of the Fund for the fiscal year ending September 30, 2003 and contractually limited its distribution and service (12b-1) fees for the fiscal year ended September 30, 2002 to .25 of 1% of the average daily net assets of the Fund's Class A shares.


     For the fiscal year ended September 30, 2002, the Fund paid total distribution and service (12b-1) fees of $124,146 to PIMS under the Class A Plan. These amounts were primarily expended for the payment of account servicing fees to financial advisers and other persons who sell Class A shares. The Distributor also receives initial sales charges from the sale of Class A shares. For the fiscal year ended September 30, 2002, the Distributor received approximately $39,500 in initial sales charges attributable to Class A shares.

     Class B Plan and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to the Distributor of (1) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (2) a service fee of .25 of 1% of the average daily net assets of the Class B and Class C shares. The service fee is used to pay for personal service and/ or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.


     Class B Plan. For the fiscal year ended September 30, 2002, the Distributor received $878,600 from the Fund under the Class B Plan and spent approximately $1,628,700 in distributing the Class B shares. It is estimated that of the latter amount, approximately 0.4% ($7,100) was spent on printing and mailing of prospectuses to other than current shareholders; 31.7% ($515,900) was spent on compensation to broker-dealers for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class B shares; and 67.9% ($1,105,700) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (24.7% or $402,700) and (2) an allocation on account of overhead and other branch office distribution-related expenses (43.2% or $703,000). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended September 30, 2002, the Distributor received approximately $300,300 in contingent deferred sales charges attributable to Class B shares.


     Class C Plan. For the fiscal year ended September 30, 2002, the Distributor received $499,597 from the Fund under the Class C Plan and spent approximately $527,900 in distributing the Fund's Class C shares. It is estimated that of the latter amount, approximately 0.8% ($4,100) was spent on printing and mailing of prospectuses to other than current shareholders; 0.6% ($3,300) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Class C shares; and 98.6% ($520,500) was spent on the aggregate of (1) commission credits to Prudential Securities branch offices, for payments of commissions and account servicing fees to financial advisers (72.3% or $381,900) and (2) an allocation on account of overhead and other branch office distribution-related expenses (26.3% or $138,600).


     The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended September 30, 2002, the Distributor received approximately $48,200 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended September 30, 2002, the Distributor also received approximately $147,000 in initial sales charges attributable to Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days', written notice to any other party to the

Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons who distribute shares of the Fund (including Class Z and Class I shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. For the fiscal year ending September 30, 2003, PI has contractually agreed to subsidize the Fund's operating expenses so that total Fund operating expenses do not exceed the amounts shown in the prospectus. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD Maximum Sales Charge Rule

     Pursuant to rules of the National Association of Securities Dealers Inc.
(NASD), the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of each Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Company. PMFS is a wholly-owned subsidiary of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $10.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $.20. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Company's independent accountants, and in that capacity audits the annual financial statements of the Fund.

Codes of Ethics

     The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, investment adviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures and options on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the investment adviser. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients.

     The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Company, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Company, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Company at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Funds during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) also are subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


     During the years ended September 30, 2002, 2001 and 2000, the Company paid no brokerage commissions to Prudential Securities.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at September 30, 2002. As of September 30, 2002, the Fund held securities of the following:



                                       Value of Holdings
                                       -----------------
         Name                       As of September 30, 2002        Debt/Equity
         ----                       ------------------------        -----------
         JP Morgan Chase                   $8,242,211                    E
         Goldman, Sachs & Co.               6,603,000                    E
         State Street Bank                  2,753,564                    E
         Lehman Brothers, Inc.              2,622,900                    E

                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Company is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, currently of one series. The Fund offers five classes, designated Class A, Class B, Class C, Class I and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z and Class I shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature, (5) Class I and Class Z shares are offered exclusively for sale to a limited group of investors and (6) Class I shares are subject to nominal transfer agency fees and are held in a single omnibus account. In accordance with the Company's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholders of that series or class.

     Shares of the Fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z and Class I shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and Class I and Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Company's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

     Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.

     The Trustees have the power to alter the number and the terms of office of the Trustees, provided that always at least a majority of the Trustees have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class I and Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

Purchase by Wire

     For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS to receive an account number at (800) 225-1825 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Stock Index Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C, Class Z or Class I shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time) on a business day, you may purchase shares of a Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Stock Index Fund, Class A, Class B, Class C, Class Z or Class I shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount for subsequent purchase by wire is $1,000.

Issuance of Fund Shares for Securities

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market and (d) are approved by the Fund's investment adviser.

Specimen Price Make-up

     Under the current distribution arrangements between the Fund and the Distributor, Class Z, Class B* and Class I shares are sold at NAV and Class A and Class C* shares are sold with an initial sales charge. Using the NAV of the Fund at September 30, 2002, the maximum offering price of the Fund's shares is as follows:

         Class A
         Net asset value and redemption price per Class A share ..................... $18.28
         Maximum sales charge (3.25% of offering price)** ...........................    .61
                                                                                      ------
         Maximum offering price to public ........................................... $18.89
                                                                                      ======

         Class B
         Net asset value, redemption price and offering price per Class B share ..... $18.09
                                                                                      ======

         Class C
         Net asset value and redemption price per Class C share ..................... $18.09
         Sales charge (1% of offering price) ........................................    .18
                                                                                      ------
         Offering price to public ................................................... $18.27
                                                                                      ======

         Class Z
         Net asset value, redemption price and offering price per Class Z share ..... $18.32
                                                                                      ======

         Class I
         Net asset value, redemption price and offering price per Class I share ..... $18.34

         -------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.
         ** Class A shares were not sold with an initial sales charge on September 30, 2001. Class A shares may, in certain circumstances, be subject to a contingent deferred sales charge on redemptions.

Selecting a Purchase Alternative

      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

      If you intend to hold your investment in the Fund for less than 3 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 3.25% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

      If you intend to hold your investment for longer than 3 years, but less than 4 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

      If you intend to hold your investment for longer than 4 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 4 years in the case of Class B shares and for more than 3 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

      If you qualify for Class I shares, it is more advantageous to purchase them than any other class of shares. If you qualify to purchase Class Z shares, it is more advantageous to purchase them than Class A, Class B or Class C shares. If you qualify for Class A shares, it is more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment.

Reduction and Waiver of Initial Sales Charge--Class A Shares

      Benefit Plans. Certain individual and group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

      Other Investors. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent by:

      .  officers of the Prudential mutual funds (including the Company),

      . employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

      . employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,

      . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

      .  members of the Board of Directors of Prudential,

      . real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Pruco Securities Corporation or with the Transfer Agent,

      . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

      . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

      . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

      . orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

      . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges the clients a separate fee for its services (for example, mutual fund "supermarket" programs).

      Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      For an investor to obtain a waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the waived sales charge. The waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

      Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases of Class A shares of other Prudential mutual funds.

      An eligible group of related Fund investors includes any combination of the following:

      .  an individual,

      .  the individual's spouse, their children and their parents,

      .  the individual's and spouse's Individual Retirement Account (IRA),

      . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

      . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

      . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

      . one or more employee benefit plans of a company controlled by an individual.

      Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

      The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

      Letters of Intent. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

      For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and your broker will not be aggregated to determine the reduced sales charge.

      A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to the fulfillment of the Letter of Intent goal.

      The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

Class B Shares

      The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

      The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class C Shares

      The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Waiver of Initial Sales Charge--Class C Shares

      Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


      Investment of Redemption Proceeds from Other Investment Companies. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


Other: Investors who purchase Class C shares through certain broker-dealers that are not affiliated with Prudential may purchase Class C shares without paying the initial sales charges.

Class Z Shares

      Benefit Plans. Certain group retirement plans may purchase Class Z shares of the Fund if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

      Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      . mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

      . mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

      Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

      Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

      . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

      . current and former Director/Trustees of the Prudential mutual funds (including the Company), and

      .  Prudential, with an investment of $10 million or more.

      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Class I Shares

      Benefit Plans. Certain group retirement plans may purchase Class I shares of the Fund if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

      In addition, participant MasterShare accounts held at Prudential Securities may purchase Class I shares.

Rights of Accumulation

      Reduced sales charges also are available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money markets funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

      The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Right of accumulation are not available to individual participants in any retirement or group plans.

Sale of Shares

      You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 P.M., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

      If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

      If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, Pennsylvania 19101, the Distributor, or to your broker.

      Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

      Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

      Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

      Redemption in Kind. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets in cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

      90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

      Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. This charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase will be subject to a 1% of CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A shares (in certain cases), six years, in the case of Class B shares, and 18 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

      The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                       Contingent Deferred
                                                        Sales Charge as a
                                                      Percentage of Dollars
                                                           Invested or
            Year Since Purchase Payment Made           Redemption Proceeds
            --------------------------------           -------------------
            First ..................................          5.0 %
            Second .................................          4.0 %
            Third ..................................          3.0 %
            Fourth .................................          2.0 %
            Fifth ..................................          1.0 %
            Sixth ..................................          1.0 %
            Seventh ................................          None

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 18 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decide to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain, or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge - Class A Shares. The CDSC will be waived for all investors other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential.

      Waiver of Contingent Deferred Sales Charge--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

      The CDSC also will be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

      Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

      Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

      In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Company.

      You must notify the Company's Transfer Agent either directly or through your broker at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                                                 Required Documentation
------------------                                                                 ----------------------
Death                                                         A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered disabled if      A copy of the Social Security Administration award letter or a letter
  he or she is unable to engage in any substantial gainful    from a physician on the physician's letterhead stating that the
  activity by reason of any medically determinable physical   shareholder (or, in the case of a trust, the grantor (a copy of the
  or mental impairment which can be expected to result in     trust agreement identifying the grantor will be required as well)) is
  death or to be of long-continued and indefinite duration.   permanently disabled. The letter must also indicate the date of disability.

Distribution from an IRA or 403(b) Custodial Account          A copy of the distribution form from the custodial firm indicating
                                                              (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59 and is taking a normal
                                                              distribution--signed by the shareholder.

Distribution from Retirement Plan                             A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                                          A letter from the shareholder (for an IRA) or the plan
                                                              administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge--Class C Shares

      Benefit Plans. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Conversion Feature--Class B Shares

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

      Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

      Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C, Class I and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and Distributions

      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

      The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

      It is contemplated that the exchange privilege may be applicable to new mutual funds, whose shares may be distributed by the Distributor.

      In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Company at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Company nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

      If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

      If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

      In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

      Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds, if the investor is eligible to purchase Class Z shares of other Prudential mutual funds or, if not eligible, the investor may exchange Class Z shares for Class A shares of other Prudential mutual funds.

      Class I. Class I shares of the Fund may be exchanged for Class Z shares of other Prudential mutual funds.

      Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

      The following money market funds participate in the Class A exchange privilege:

            Prudential California Municipal Fund
              (California Money Market Series)
            Prudential Government Securities Trust
              (Money Market Series)
              (U.S. Treasury Money Market Series)

            Prudential Municipal Series Fund
              (New Jersey Money Market Series)
              (New York Money Market Series)

            Prudential MoneyMart Assets, Inc. (Class A shares)

            Prudential Tax-Free Money Fund, Inc.

      Class B and Class C. Shareholders may exchange their Class B shares and Class C shares of the Fund for Class B and Class C shares of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

      Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

      At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

      Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

      Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC including the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege. Please note that the special exchange privilege for shareholders who qualify to purchase Class A shares at NAV will be discontinued effective June 16, 2003.

      Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

      Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice and any fund, including the Fund, or the Distributor has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

               Period of Monthly Investments:        $100,000    $150,000    $200,000    $250,000
               -----------------------------         --------    --------    --------    --------
25 years ........................................    $    105    $    158    $    210    $    263
20 Years ........................................         170         255         340         424
15 Years ........................................         289         433         578         722
10 Years ........................................         547         820       1,093       1,366
5 Years .........................................       1,361       2,041       2,721       3,402
See " Automatic Investment Plan."

------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

      Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

      A Systematic Withdrawal Plan is available to shareholders through the Distributor, your broker or the Transfer Agent. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

      In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and
(3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."

      The Distributor, Transfer Agent or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A and Class C shares and (ii) the redemption of Class B and Class C shares of the Fund. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

      Various tax-deferred qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

      Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 38.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           Tax-Deferred Compounding(1)

                                 Contributions                Personal
                                  Made Over:                   Savings        IRA
                                  ----------                   -------        ---
                 10 years ...............................    $    26,165   $  31,291
                 15 years ...............................         44,676      58,649
                 20 years ...............................         68,109      98,846
                 25 years ...............................         97,780     157,909
                 30 years ...............................        135,346     244,692

----------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

Mutual Fund Programs

      From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

      The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

      The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of shares outstanding. NAV is calculated separately for each class of the Fund. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m., New York time, after the close of trading on the New York Stock Exchange (NYSE) or earlier if the NYSE closes early. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Trustees, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sales prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service on the day of valuation, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Trustees.

Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or Manager (or Valuation Committee or Board of Trustees), does not represent fair value, are valued by the Valuation Committee or Board of Trustees, in consultation with the Manager and the investment adviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal and compliance personnel, on the basis of the following factors: the issuer's financial condition and the markets in which it does business, the cost of the security, the size of the holding and the capitalization of the issuer, any available analyst, media or other reports of information deemed reliable by the Manager or investment adviser regarding the issuer or the markets or industry in which it operates, consistency with valuation of similar securities held by other Prudential funds, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, investment adviser, Board of Trustees or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager, does not represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if applicable, otherwise a primary market dealer).

      Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.

      Although the legal rights of each class of shares of the Fund are substantially identical, the different expenses borne by each class will result in different NAVs. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class I and Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class I and Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/ or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

      The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

      Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income, without reduction for losses from the sale or other disposition of securities or foreign currencies, from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (1) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities or the securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

      In addition, a 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain minimum distribution requirements. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is expected that the Fund will not be subjected to the excise tax.

      Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Long-term capital gains are taxed at different rates depending on (i) the shareholder's income tax bracket; (ii) whether the securities were held by the Fund for more than five years; and (iii) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale, constructive sale, straddle and anti-conversion provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses, reorganize gain, or cause gain to be treated as ordinary income rather than capital gain. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

      Certain futures contracts and options thereon and most options on stock indices (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60 percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will generally be treated as long-term capital gain or loss.

      Options, foreign currency forward contracts, and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

      Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

      Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date. Any gain or loss realized upon the sale or redemption of shares by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss.

      Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      A shareholder who acquires shares and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

      Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder who is a nonresident alien individual, a foreign corporation or a foreign partnership (a foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in a Fund.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing through" to their shareholders any foreign income taxes paid.

      The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. Any loss will be recognized on PFIC stock to the extent of previously recognized mark to market gains. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualified electing fund cannot be made without the provision of certain information by the PFIC, it is unlikely that the Fund will be able to make such an election.

     Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                             PERFORMANCE INFORMATION

     Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for each class.

     Average annual total return is computed according to the following formula:

                                  P(1+T)=/n/ERV

Where:  P = a hypothetical payment of $1,000.
        T = average annual total return.
        n = number of years.
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10- year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

     Below are the average annual total returns for the Fund's share classes for the periods ended September 30, 2002.


                                     1 Year      5 Years       Since Inception
                                     ------      -------       ---------------

      Class A ..................    (23.47)%         N/A       (17.82)%(11/8/99)
      Class B ..................    (25.41)%         N/A       (18.37)%(11/8/99)
      Class C ..................    (23.03)%         N/A       (17.77)%(11/8/99)
      Class I ..................    (20.64)%      (1.74)%       (1.69)%(8/1/97)
      Class Z ..................    (20.71)%      (1.84)%         8.60%(11/5/92)


Average Annual Total Return (After Taxes on Distributions and Redemption).

     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                             P(1+T)n=ATV//D or DR//

Where:     P = a hypothetical initial payment of $1,000.
           T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
           n = number of years.
           ATV\\D or DR\\
           ATV\\D\\=  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.
           ATV\\DR\\= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

     Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

     Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended September 30, 2002.

                                       1 Year     5 Years     Since Inception
                                       ------     -------     ---------------

      Class A                         (23.72)%       N/A     (17.99)%(11/8/99)
      Class B                         (25.44)%       N/A     (18.41)%(11/8/99)
      Class C                         (23.06)%       N/A     (17.82)%(11/8/99)
      Class I                         (21.00)%    (2.32)%     (2.24)%(8/1/97)
      Class Z                         (21.03)%    (2.38)%       7.80%(11/5/92)

     Below are the average annual total returns (after taxes on distributions and redemption) for the periods ended September 30, 2002:


                                       1 Year     5 Years     Since Inception
                                       ------     -------     ---------------

      Class A                         (14.36)%       N/A     (13.73)%(11/8/99)
      Class B                         (15.60)%       N/A     (14.09)%(11/8/99)
      Class C                         (14.13)%       N/A     (13.66)%(11/8/99)
      Class I                         (12.59)%    (1.51)%     (1.47)%(8/1/97)
      Class Z                         (12.64)%    (1.58)%       6.92%(11/5/92)


Aggregate Total Return

     The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for each class.

     The Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                     ERV - P
                                    ---------
                                        P

Where: P = a hypothetical initial payment of $1,000.
       ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions.

     The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption.


     The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total returns for the one year, five years and since inception periods ended September 30, 2002 for the Fund's Class Z shares were (21.03)%, (11.34)% and 110.47%, respectively. The aggregate total returns for Class I shares of the Fund for the one year ended September 30, 2002 and the period from commencement of operations (August 1, 1997) through September 30, 2002 were (21.00)% and (11.06)%, respectively. The aggregate total returns for Class A, Class B and Class C shares of the Fund for the one year ended September 30, 2002 were (23.72)%, (25.44)% and (23.06)%, respectively, and for the period since inception (November 18, 1999) through September 30, 2002 were (43.39)%, (44.22)% and (43.05)%, respectively.


     Advertising. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

     The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                     [CHART]

                          ----------------------------
                          PERFORMANCE
                          COMPARISON OF DIFFERENT
                          TYPES OF INVESTMENTS
                          OVER THE LONG TERM
                          (12/31/1926-12/31/2001)
                          ----------------------------
                          Common Stocks          10.7%
                          Long-Term Gov't. Bonds  5.3%
                          Inflation               3.1%


--------
(1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended September 30, 2002, incorporated in this SAI by reference to the Fund's 2002 annual report to shareholders (File No. 811-6677), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

Asset Allocation

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

      Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This following chart shows the long-term performance of various asset classes and the rate of inflation.

                Each Investment Provides A Different Opportunity


Value of $1.00 invested on
1/1/1926 through 12/31/2001


2001

Small Stocks $7,860.05

Common Stocks $2,279.13

Long-Term Bonds $50.66

Treasury Bills $17.20

Inflation $9.87

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

      Generally, stock returns are due to capital appreciation and reinvesting distributions. Bond returns are due mainly to the reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

      Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

YEAR                     1991      1992     1993       1994     1995      1996      1997    1998       1999       2000      2001
U.S. Government
Treasury Bonds/1/        15.3%     7.2%     10.7%     (3.4)%    18.4%     2.7%      9.6%    10.0%     (2.56)%    13.52%     7.23%

U.S. Government
Mortgage
Securities/2/            15.7%     7.0%      6.8%     (1.6)%    16.8%     5.4%      9.5%     7.0%      1.86%     11.16%     8.22%

U.S. Investment Grade
Corporate Bonds/3/       18.5%     8.7%     12.2%     (3.9)%    22.3%     3.3%     10.2%     8.6%     (1.96)%     9.39%    10.40%

U.S. High Yeild
Bonds/4/                 46.2%    15.8%     17.1%     (1.0)%    19.2%    11.4%     12.8%     1.6%      2.39%     (5.86)%    5.28%

World Government
Bonds/5/                 16.2%     4.8%     15.1%      6.0%     19.6%     4.1%     (4.3)%    5.3%     (5.07)%    (2.63)%   (3.54)%
================================================================================================================================
Difference between
highest and loweat
returns percent          30.9     11.0      10.3       9.9       5.5      8.7      17.1      8.4       7.46      19.10     13.94

------------
(1) Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2) Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3) Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4) Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year. Data retrieved from Lipper Inc.
(5) Salomon Smith Barney World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

      This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2001. It does not represent the performance of any Prudential mutual fund.

            Average Annual Total Returns of Major World Stock Markets
                   (12/31/1998--12/31/2001) (IN U.S. DOLLARS)

                                    [CHART]

                            Sweden          15.51%
                            Spain           15.26%
                            Hong Kong       14.96%
                            Netherland      14.03%
                            Belgium         13.78%
                            France          13.20%
                            USA             13.14%
                            U.K.            12.28%
                            Switzerland     12.21%
                            Europe          11.92%
                            Denmark         11.88%
                            Australia        9.54%
                            Germany          8.63%
                            Canada           8.45%
                            Italy            7.70%
                            Norway           6.82%
                            Australia        4.95%
                            Japan            3.84%

---------
Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/01. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

      This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

                            [CHART]


              Capital                      Capital
           Appreciation                 Appreciation
          and Reinvesting                    only
             Dividends
              --------                     --------
1976         $10,000.00                   $10,000.00
              $9,255.00                    $9,159.00
              $9,561.34                    $9,350.42
              $9,294.58                    $8,982.95
              $9,284.36                    $8,850.00
              $8,826.64                    $8,302.19
              $9,577.78                    $8,889.98
             $10,408.20                    $9,542.51
              $9,895.05                    $8,944.19
             $10,596.60                    $9,454.01
             $10,885.90                    $9,576.91
             $11,718.70                   $10,173.60
             $11,735.10                   $10,045.40
             $11,251.60                    $9,500.91
             $12,769.40                   $10,631.50
             $14,202.20                   $11,675.50
1980         $15,550.00                   $12,634.10
             $15,764.50                   $12,656.80
             $15,402.00                   $12,211.30
             $13,826.30                   $10,811.90
             $14,784.50                   $11,404.40
             $13,703.80                   $10,419.00
             $13,627.00                   $10,200.20
             $15,196.80                   $11,206.00
             $17,970.30                   $13,087.50
             $19,770.90                   $14,234.00
             $21,965.50                   $15,643.10
             $21,936.90                   $15,453.80
             $22,024.70                   $15,347.20
             $21,496.10                   $14,811.60
             $20,943.60                   $14,253.20
             $22,973.00                   $15,454.70
1984         $23,404.90                   $15,561.40
             $25,553.50                   $16,809.40
             $27,426.60                   $17,849.90
             $26,304.80                   $16,941.30
             $30,829.30                   $19,658.70
             $35,176.20                   $22,228.10
             $37,248.10                   $23,339.50
             $34,648.20                   $21,523.70
             $36,578.10                   $22,533.20
             $44,387.50                   $27,141.20
             $46,615.70                   $28,286.50
             $49,692.40                   $29,947.00
             $38,496.70                   $22,990.30
             $40,683.30                   $24,089.20
             $43,384.70                   $25,447.90
             $43,532.20                   $25,300.30
1988         $44,872.90                   $25,841.70
             $48,054.40                   $27,438.70
             $52,288.00                   $29,589.90
             $57,877.60                   $32,489.70
             $59,064.10                   $32,886.10
             $57,286.30                   $31,633.10
             $60,883.90                   $33,316.00
             $52,524.50                   $28,478.50
             $57,225.50                   $30,728.30
             $65,523.20                   $34,916.60
             $65,365.90                   $34,539.50
             $68,856.40                   $36,093.80
             $74,619.70                   $38,815.20
             $72,739.30                   $37,569.30
             $74,121.40                   $37,982.50
             $76,456.20                   $38,882.70
1992         $80,294.30                   $40,550.80
             $83,795.10                   $42,034.90
             $84,197.30                   $41,929.90
             $86,369.60                   $42,709.80
             $88,373.40                   $43,410.20
             $85,024.00                   $41,482.80
             $85,381.10                   $41,345.90
             $89,547.70                   $43,061.70
             $89,529.80                   $42,743.10
             $98,241.10                   $46,602.80
            $107,603.00                   $50,703.80
            $116,147.00                   $54,395.10
            $123,139.00                   $57,327.00
            $129,752.00                   $60,078.70
            $135,565.00                   $62,415.70
            $139,754.00                   $63,969.90
1996        $151,395.00                   $68,940.30
            $155,468.00                   $70,463.90
            $182,581.00                   $82,379.40
            $196,257.00                   $88,162.40
            $201,889.00                   $90,313.60
            $230,032.00                  $102,533.00
            $237,670.00                  $105,517.00
            $214,093.00                   $94,648.50
            $259,652.00                  $114,402.00
            $272,582.00                  $119,721.00
            $291,772.00                  $127,755.00
            $273,595.00                  $119,374.00
            $314,278.00                  $136,731.00
            $321,475.00                  $139,465.00
            $312,924.00                  $135,379.00
            $309,889.00                  $133,700.00
            $285,655.00                  $122,884.00
            $251,805.00                  $108,003.00
            $266,536.00                  $113,965.00
            $227,435.00                   $96,881.20
2001        $251,725.00                  $106,850.00

---------
Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                   World Stock Market Capitalization by Region
                          World Total: $.15.9 Trillion

                                     [CHART]

Canada           3.0%
U.S.            45.4%
Europe          33.2%
Pacific Basin   18.4%

---------
Source: Morgan Stanley Capital International, December 31, 2001. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1,600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                     [CHART]

1926         3.5439
             3.165
             3.3994
             3.4048
             3.3041
             4.0725
             3.1515
             3.356
             2.9259
             2.7634
1936         2.5541
             2.7336
             2.5237
             2.2589
             1.9434
             2.0364
             4.0725
             2.4572
             2.4788
             2.4601
             1.9926
1946         2.1235
             2.4319
             2.3692
             2.091
             2.2412
             2.6875
             2.7876
             2.7356
             2.719
             2.9471
1956         3.4545
             3.233
             3.817
             4.471
             3.8031
             4.152
             3.9541
             4.1694
             4.2266
             4.5002
1966         4.5549
             5.5599
             5.9776
             6.867
             6.4761
             5.9662
             5.9937
             7.2562
             7.6026
             8.0467
1976         7.2087
             8.0293
             8.9772
            10.1151
            11.9872
            13.339
            11.9663
            11.701
             9.5579
1986         7.8891
             9.2043
             9.185
             8.1634
             8.4436
             7.3013
             7.2573
             6.5444
             7.9924
             6.028
1996         6.7253
             6.0228
             5.4235
             6.8208
             5.5805
2001         5.7509


---------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2001. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                  APPENDIX III


                                                                                        Number of Shares
Name                                 Address                            Class             (% of Class)
----                                 -------                            -----             ------------
The Prudential Insurance             2 Gateway Center 10/th/ Floor        A             701,473/(29.64%)
Company of America                   Mailstop NJ-04-10-5A
Derivatives Management Group C       Newark NJ 07102
Attn: Linda Bitondo

Prudential Retirement                P .O. Box 5310                       I           8,838,398/(16.57%)
Services                             Scranton, PA 18505-5310
Administrator For Plan S300065
Prudential Trust

Prudential Retirement Services       30 Ed Preate Dr.                     I            4,135,414/(7.75%)
Administrator For Plan 6742          Scranton, PA 18507
Rite Aid Corp.

Marquette Trust Co.                  3405 Annapolis Lane N #100           I            3,682,783/(6.90%)
TTEE, STAT                           Plymouth, MN 55447
Hawaii Deferred Compensation P
Marquette Trust Company
Attn: Ann Mejia DCA/TR Admin


                                      III-1

                                     PART C

                                OTHER INFORMATION

ITEM 23.  EXHIBITS.

     (a) (1) Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

          (2) First Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

          (3) Second Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

          (4) Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

          (5) First Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

          (6) Second Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed via EDGAR on November 27, 1996 (File No. 33-48066).

          (7) Third Amendment to Certificate of Trust of the Registrant. Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).

          (8) Third Amendment to Declaration of Trust of the Registrant. Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed on January 22, 1998 (File No. 33-48066).

     (b) By-Laws of the Registrant. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed on December 5, 2000 (File No. 33-48066).

     (c) Instruments defining rights of shareholders.Incorporated by reference to Exhibits (a) and (b).

     (d) (1) Management Agreement between the Registrant and Prudential Investments Fund Management LLC. Incorporated by reference to Exhibit
          (d)(1) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on September 28, 2001 (File No. 33-48066).

          (2) Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on September 28, 2001 (File No. 33-48066).

     (e)  (1) Amended Distribution Agreement.Incorporated by reference to
          Exhibit 6(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).

          (2) Form of Selected Dealer Agreement. Incorporated by reference to
          Exhibit 6(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A filed on November 27, 1998 (File No. 33-48066).

     (g) (1)Custodian Agreement between the Registrant and State Street Bank and Trust Company.Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

          (2) Amendment to Custodian Agreement. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on November 12, 1999 (File No. 33-48066).

          (3) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. filed on July 30, 2001 (File No. 33-15166).

          (4) Amendment to Custodian Contract. Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Prudential Natural Resources Fund, Inc. (File No. 33-15166) filed via EDGAR on July 30, 2002.

     (h)  (1) Transfer Agency and Service Agreement.Incorporated by reference to
          Exhibit 9 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on April 4, 1997 (File No. 33-48066).

          (2) Amendment to Transfer Agency and Service Agreement. Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on November 12, 1999 (File No. 33-48066).

     (i) (1) Opinion and consent of Morris, Nichols, Arsht & Tunnell. Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A filed on November 12, 1999 (File No. 33-48066).

          (2) Consent of Morris, Nichols, Arsht & Tunnell.

     (j)  Consent of Independent Accountants.*

     (m) (1) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

          (2) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

          (3) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on July 30, 1999 (File No. 33-48066).

     (n) (1) Amended Rule 18f-3 Plan. Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on September 28, 2001 (File No. 33-48066).

          (2) Amended and Restated Rule 18f-3 Plan.*

     (p)  (1) Fund's Amended Code of Ethics.*

          (2) Amended Personal Securities Trading Policy of Prudential. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of The Prudential Investment Portfolios, Inc. filed on October 17, 2002 (File No. 33-61997).

     (q) Powers of Attorney. Incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed on September 28, 2001 (File No. 33-48066).

------------
* Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

      None.

ITEM 25.  INDEMNIFICATION.

      As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Del. Code Ann. title 12 sec. 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article VII, Section 2 of the Agreement and Declaration of Trust states that (i) the Registrant shall indemnify any present trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee, officer or both, and against any amount incurred in settlement thereof and (ii) all persons extending credit to, contracting with or having any claim against the Registrant shall look only to the assets of the appropriate Series (or if no Series has yet been established, only to the assets of the Registrant). Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively "disabling conduct"). In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 8 of the Distribution Agreement (Exhibit
(e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

      The Registrant intends to purchase an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

      Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Prudential Investment Management, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      (a) Prudential Investments LLC (PI).

      See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

      The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

Name and Address                                      Position with PI                           Principal Occupations
----------------                                      ----------------                           ---------------------
David R. Odenath, Jr. ............      Officer in Charge, President,                  Officer in Charge, President, Chief
                                        Chief Executive Officer and Chief Operating    Executive Officer and Chief Operating
                                        Officer                                        Officer, PI; Senior Vice President. The
                                                                                       Prudential Insurance Company of America
                                                                                       (Prudential).

Kevin B. Osborn ..................      Executive Vice President                       Executive Vice President, PI

Stephen Pelletier ................      Executive Vice President                       Executive Vice President, PI

Robert F. Gunia ..................      Executive Vice President and                   Executive Vice President and Chief
                                        Chief Administrative Officer                   Administrative Officer, PI; Vice
                                                                                       President, Prudential; President,
                                                                                       Prudential Investment Management
                                                                                       Services LLC (PIMS)

William V. Healey ................      Executive Vice President, Chief Legal          Executive Vice President, Chief Legal
                                        Officer and Secretary                          Officer and Secretary, PI; Vice
                                                                                       President and Associate General Counsel,
                                                                                       Prudential; Senior Vice President, Chief
                                                                                       Legal Officer and Secretary, PIMS

Philip N. Russo ..................      Executive Vice President                       Executive Vice President, PI
                                                                                       Chief Financial Officer
                                        Chief Financial Officer                        and Treasurer,
                                        and Treasurer                                  Director of Jennison Associates LLC

Judy A. Rice .....................      Executive Vice President                       Executive Vice President, PI


Lynn M. Waldvogel ................      Executive Vice President                       Executive Vice President, PI

      (b) Prudential Investment Management, Inc. (PIM)

      See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of PIM's directors and principal executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.


Name and Address                                      Position with PIM                          Principal Occupations
----------------                                      -----------------
Matthew J. Chanin ................       Director and Senior Vice President            Director and President of Prudential
Gateway Center Four                                                                    Equity investors, Inc.; Chairman,
Newark, NJ 07102                                                                       Director and President of Prudential
                                                                                       Private Placement Investors, Inc.

John H. Hobbs ....................       Director and Vice President                   Chairman, CEO and Director of Jennison
18th Floor                                                                             Associates LLC; Director of Prudential
466 Lexington Avenue                                                                   Trust Company
New York, NY 10017

Philip N. Russo ..................       Director                                      Director of Jennison Associates, LLC;
                                                                                       Executive Vice President, Chief
                                                                                       Financial Officer and Treasurer, PI

John R. Strangfeld, Jr. ..........       Chairman and Director               Vice Chairman of Prudential Financial,
                                                                             Inc.: Chairman, Director and CEO of
                                                                             Prudential Securities Group; Director
                                                                             and President of Prudential Asset
                                                                             Management Holding Company; Director of
                                                                             Jennison Associates LLC; Executive Vice
                                                                             President of the Prudential Insurance
                                                                             Company of America.

James J. Sullivan ................       Director, Vice President            Chairman, Director, President and CEO of
Gateway Center Two                       and Managing Director               Prudential Trust Company; Director and
Newark, NJ 07102                                                             President of The Prudential Asset
                                                                             Management Company, Inc.
Bernard Winograd .................       Director, President & CEO           Senior Vice President of Prudential
                                                                             Financial, Inc.; Director of Jennison
                                                                             Associates, LLC; Director and Vice
                                                                             President of Prudential Asset Management
                                                                             Holding Company

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Prudential Investment Management Services LLC (PIMS).

     PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning directors and officers of PIMS is set forth below.


                                   Positions and Offices                   Positions and Offices
Name(1)                            With Underwriter                        With Registrant
-------                            ----------------                        ---------------
C. Edward Chaplin .............    Executive Vice President                None
751 Broad Street                   And Treasurer
Newark, NJ 07102

John T. Doscher ...............    Senior Vice President                   None
                                   and Chief Compliance Officer

Margaret Deverell .............    Senior Vice President and Chief         None
213 Washington St.                 Financial Officer
Newark, NJ 07102

Robert F. Gunia ...............    President                               Vice President and Trustee

William V. Healey .............    Senior Vice President, Secretary and    None
                                   Chief Legal Officer

Stephen Pelletier .............    Executive Vice President                None

Scott G. Sleyster .............    Executive Vice President                None
71 Hanover Road
Florham Park, NJ 07932

John R, Strangfeld ............    Executive Vice President                None
One Seaport Plaza
New York, NY 10292


---------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, unless otherwise noted.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts; Prudential Investments LLC and the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Gateway Center Three, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29.  MANAGEMENT SERVICES

     Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and the State of New Jersey, on the 27th day of November, 2002.


                                               Prudential Index Series Fund

                                         By:     /s/ David R. Odenath, Jr.
                                             -----------------------------------
                                              David R. Odenath, Jr., President


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

                 Signature                                Title
                 ---------                                -----

                   *                           Treasurer and Principal
---------------------------------------        Financial and Accounting Officer
            Grace C. Torres

                   *                           Trustee
---------------------------------------
            Saul K. Fenster

                   *                           Trustee
---------------------------------------
         Delayne Dedrick Gold

                   *                           Trustee
---------------------------------------
            Robert F. Gunia

                   *                           Trustee
---------------------------------------
        Douglas H. McCorkindale

                   *                           Trustee
---------------------------------------
        W. Scott McDonald, Jr.

                   *                           Trustee
---------------------------------------
           Thomas T. Mooney

                   *                           Trustee
---------------------------------------
            Stephen P. Munn

                   *                           Trustee
---------------------------------------
         David R. Odenath, Jr.

                   Signature                          Title
                   ---------                          -----

                      *                              Trustee
---------------------------------------------
             Richard A. Redeker

                      *                              Trustee
---------------------------------------------
                Judy A. Rice

                      *                              Trustee
---------------------------------------------
               Robin B. Smith

                      *                              Trustee
---------------------------------------------
             Louis A. Weil, III

                      *                              Trustee
---------------------------------------------
              Clay T. Whitehead


*By:   /s/ MARGUERITE E. H. MORRISON
     ----------------------------------------                November 27, 2002
         Marguerite E. H. Morrison
             Attorney-in-fact


     ----------------------------------------

                          PRUDENTIAL INDEX SERIES FUND
                                  EXHIBIT INDEX

Exhibit
Number                  Description
------                  -----------

  (j)     Consent of Independent Accountants.*

  (n)(2)  Amended and Restated Rule 18f-3 Plan.*

  (p)(1)  Fund's Amended Code of Ethics.*


------------
* Filed herewith.